Independent Accountants' Consent

The Board of Directors
GE Capital Life Assurance Company of New York:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

                                                       /s/ KPMG LLP

Richmond, Virginia
April 27, 1999